UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 2, 2008 (December 2, 2008)

Manas Petroleum Corporation
(Exact name of registrant as specified in its charter)

Nevada	333-107002	91-1918324
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Bahnhofstrasse 9
6341 Baar, Switzerland
(Address of principal executive offices) (Zip code)
+41 (44) 718 10 32
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01. Regulation FD Disclosure.

Pursuant to Form 8-K, "Item 7.01 Regulation FD Disclosure," we are furnishing our press release dated December 2, 2008, announcing that Santos International Holding Pty Ltd. has committed to commencing Phase 2 under the Farmin Agreement between us and Santos.  Under Phase 2, Santos has committed to drilling three exploration wells and three appraisal wells, although Santos may withdraw from Phase 2 within sixty days of completion of the second exploration well.

The press release is included herewith as Exhibit 99.1 and is incorporated herein by reference. Pursuant to general instruction B.2 to Form 8-K, the information furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits 99.1Press Release of Manas Petroleum Corporation dated December 2, 2008, is being furnished pursuant to Item 7.01.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANAS PETROLEUM CORPORATION

Date:  December 2, 2008

By:              /s/ Thomas Flottmann
Name:         Thomas Flottmann
Title:           Chief Executive Officer